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                                  EXHIBIT 24.1
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of Cover-All Technologies Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint John W. Roblin and Ann F. Massey and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as officers and as directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Common Stock, par value $0.01 per share, of the Corporation pursuant to options issued or to be issued under the Cover-All Technologies Inc. 2007 Employee Stock Purchase Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                Title                       Date
---------                                -----                       ----


/s/ John W. Roblin              Chairman of the Board of      September 28, 2007
--------------------------   Directors, President and Chief
John W. Roblin                Executive Officer (Principal
                                  Executive Officer)


/s/ Ann F. Massey                Chief Financial Officer,     September 28, 2007
--------------------------      Controller and Secretary
Ann F. Massey                   (Principal Financial and
                                   Accounting Officer)


/s/ G. Russell Cleveland
--------------------------             Director               September 28, 2007
G. Russell Cleveland


/s/ Earl Gallegos
--------------------------             Director               September 28, 2007
Earl Gallegos


/s/ Mark D. Johnston
--------------------------             Director               September 28, 2007
Mark D. Johnston